CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We consent to the use in this Registration Statement on Form S-4 of our report dated July 17, 2000, relating to the financial statements of Cactus Spina, Inc., and to the reference to our Firm under the caption "Experts" in such Registration Statement.




                                         By: /s/  MICHAEL A. SEGELSTEIN, CPA
                                                  ---------------------------
                                                  Michael A. Segelstein, CPA


Flushing, New York
August 1, 2000